SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 23, 2003
                        (Date of earliest event reported)

                           Netsmart Technologies, Inc.

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             (Exact name of registrant as specified in its charter)




  Delaware                     02-21177                       13-3680154
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 (State or other             (Commission                      (IRS Employer
 jurisdiction of              File Number)                     Identification
 incorporation)                                                Number)


 146 Nassau Avenue, Islip, New York                             11751
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(Address of principal executive offices)                       (Zip Code)


                                 (631) 968-2000
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               (Registrant's telephone number including area code)


                                       N/A

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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure

        On October 23, 2003, Netsmart Technologies, Inc. (the "Registrant") issued a press release announcing that the Registrant had reduced the exercise price of its Series B Common Stock Purchase Warrants from $12.00 per share to $10.00 per share. These warrants will not be extended beyond their maturity date.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1           Press release dated October 23, 2003, issued by the Registrant.


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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Netsmart Technologies, Inc.

                                       By: /s/James L. Conway
                                           -------------------
                                           James L. Conway
                                           President and Chief Executive Officer

Date:  October 23, 2003